UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2015

Commission file number 001-35317

ATLAS RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	45-3591625
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (800) 251-0171

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 2, 2015, Atlas Resource Partners, L.P. (“ARP”) issued an earnings release announcing its financial results for the fourth quarter and full year of 2014. A copy of the earnings release is included as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2015, ARP adopted Amendment No. 5 to its Amended and Restated Agreement of Limited Partnership in the form included as Exhibit 3.1 to this report, which is incorporated herein by reference (the “LP Amendment”) and Atlas Energy Group, LLC (“ATLS”), the general partner of ARP, amended and restated its limited liability company agreement in the form included as Exhibit 3.2 to this report, which is incorporated herein by reference (the “Third A&R LLC Agreement”) and adopted Amendment No. 1 to the Third A&R LLC Agreement in the form included as Exhibit 3.3 to this report, which is incorporated herein by reference (the “ATLS Amendment No. 1”).

A description of the material provisions of the LP Amendment and the Third A&R LLC Agreement are included under the heading “Our Limited Liability Company Agreement—Purpose” and “Our Limited Liability Company Agreement,” respectively, in ATLS’s Information Statement, dated February 9, 2015 (the “Information Statement”), filed as Exhibit 99.2 to ATLS’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2015, and such descriptions are incorporated herein by reference. A description of the material provisions of the ATLS Amendment No. 1 is included under the heading “Description of Series A Preferred Units” in ATLS’s Current Report on Form 8-K filed with the SEC on March 2, 2015, and such description is incorporated herein by reference. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the actual text of the LP Amendment, the Third A&R LLC Agreement and the ATLS Amendment No. 1, respectively.

Item 8.01	Other Events.

The board of directors of ATLS, in its capacity as ARP’s general partner, adopted revised Governance Guidelines, including director independence standards, effective as of February 27, 2015. A copy of the Governance Guidelines is available under the Governance section of ARP’s website at www.atlasresourcepartners.com.

Registration Rights Agreement

In connection with the entry by ATLS and its wholly owned subsidiary New Atlas Holdings, LLC into a Credit Agreement, dated February 27, 2015, with Deutsche Bank AG New York Branch, as administrative agent, and the lenders from time to time party thereto (the “ATLS Credit Agreement”), ARP entered the same day into a Registration Rights Agreement with Deutsche Bank AG New York Branch, as administrative agent (the “Registration Rights

Agreement”), pursuant to which ARP has granted certain registration rights for common units pledged (“Pledged Units”) to the administrative agent on behalf of the lenders party to the ATLS Credit Agreement.

Subject to certain exceptions, no later than 30 days following written demand from the administrative agent following an event of default, ARP is required to file a shelf registration statement for all Pledged Units. Following the effectiveness date of the shelf registration statement, if the holder of any Pledged Units requests a “takedown” sale from the shelf registration statement, ARP is required to facilitate such request. In addition, if following an event of default ARP proposes to file a registration statement for an offering of equity securities for cash, ARP is required to use reasonable best efforts to provide “piggyback” registration rights to the holders of Pledged Units.

This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement filed as Exhibit 4.1 to this current report, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Amendment No. 5, dated February 27, 2015, to Amended and Restated Agreement of Limited Partnership of Atlas Resource Partners, L.P.

3.2	Third Amended and Restated Limited Liability Company Agreement of Atlas Energy Group, LLC, dated as of February 27, 2105 (attached as Exhibit 3.1 to Atlas Energy Group, LLC’s Current Report on Form 8-K, filed on March 2, 2015, and incorporated herein by reference).

3.3	Amendment No. 1, dated February 27, 2015, to Third Amended and Restated Limited Liability Company Agreement of Atlas Energy Group, LLC (attached as Exhibit 3.2 to Atlas Energy Group, LLC’s Current Report on Form 8-K, filed on March 2, 2015, and incorporated herein by reference).

4.1	Registration Rights Agreement, dated February 27, 2015, by and among Atlas Resource Partners, L.P., Deutsche Bank AG New York Branch and the holders named therein.

99.1	Press Release of Atlas Resource Partners, L.P., dated March 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Energy Group, LLC, its general partner

March 2, 2015	By:	/s/ Sean McGrath
Sean McGrath
Chief Financial Officer

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